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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  May 31, 2001


                           KOPPERS INDUSTRIES, INC.
              --------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Pennsylvania                   1-12716                   25-1588399
-------------------------------   ------------------         ------------------
(State or other jurisdiction         (Commission                (IRS Employer
    of incorporation)                File Number)            Identification No.)

            436 Seventh Avenue, Pittsburgh, Pennsylvania           15219
     -------------------------------------------------------   --------------
              (Address of principal executive offices)           (Zip code)


      Registrant's telephone number, including area code:  (412) 227-2001

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Item 5.   Other Events.

          On May 31, 2001, Koppers Industries, Inc. announced the declaration of a dividend with respect to its common and preferred stock. A copy of the press release making such announcement is filed herewith as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits

          99.1 Press Release dated May 31, 2001

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               KOPPERS INDUSTRIES, INC.


                               By:    /s/ DONALD E. DAVIS
                                      ------------------------------------
                                      Donald E. Davis
                                      Vice President and Chief Financial Officer

Dated: June 20, 2001

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                                 EXHIBIT INDEX
                                ---------------

     99.1      Press Release dated May 31, 2001


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